SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2003

                           MERCURY GENERAL CORPORATION

               (Exact Name of Registrant as Specified in Charter)

          California                      0-3681                95-221-1612
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(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)

                             4484 Wilshire Boulevard
                          Los Angeles, California 90010

                    (Address of Principal Executive Offices)

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                                 (323) 937-1060

              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits.

          99.1 Press Release, dated July 28, 2003, issued by Mercury General Corporation, furnished pursuant to Item 9 and Item 12 of Form 8-K.

Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition

      The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

      On July 28, 2003, Mercury General Corporation issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2003              MERCURY GENERAL CORPORATION

                                 By: /s/ THEODORE STALICK
                                     ----------------------------------------
                                 Name: THEODORE STALICK
                                 Its: Vice President and Chief Financial Officer


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

                                  Exhibit Index

Exhibit 99.1. Press Release, dated July 28, 2003, issued by Mercury General Corporation.


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